ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:    USAA MUTUAL FUNDS TRUST

        Intermediate-Term Bond Fund                 Science & Technology Fund
        First Start Growth Fund                     Income Stock Fund
        Short-Term Bond Fund                        Growth & Income Fund
        Aggressive Growth Fund                      Income Fund
        Growth Fund                                 Money Market Fund
        Capital Growth Fund                         Value Fund
        High-Yield Opportunities Fund               Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  10-01-2007                                   /s/ CHRISTOPHER W. CLAUS
       -----------                                  -------------------------
                                                       Christopher W. Claus
                                                       President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

        Intermediate-Term Bond Fund                 Science & Technology Fund
        First Start Growth Fund                     Income Stock Fund
        Short-Term Bond Fund                        Growth & Income Fund
        Aggressive Growth Fund                      Income Fund
        Growth Fund                                 Money Market Fund
        Capital Growth Fund                         Value Fund
        High-Yield Opportunities Fund               Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  09-28-2007                                     /s/ DEBRA K. DUNN
       -----------                                    ------------------
                                                         Debra K. Dunn
                                                         Treasurer